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                                  EXHIBIT 10.3


                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE ("FIRST AMENDMENT") is made and entered into as of the 18th day of January, 2001, by and between LBA OVERLAND, LLC, a California limited liability company ("LANDLORD") and OVERLAND DATA, INC., a California corporation ("TENANT").

                                R E C I T A L S:
                                - - - - - - - -


     A. LBA-VIF ONE, LLC, a California limited liability company ("LBA-VIF ONE") and Tenant entered into that certain Build-To-Suit Single-Tenant Lease (Triple Net) dated as of October 12, 2000 ("LEASE"), whereby LBA-VIF One leased to Tenant and Tenant leased from LBA-VIF One those certain Premises located in the City of San Diego, County of San Diego, all as more particularly described in the Lease. As provided below, Landlord is the successor-in-interest in the Lease to LBA, Inc., a California corporation ("LBA, INC."), the legal entity that, as provided below, the parties hereto intended to be the "Landlord" under the Lease.

     B. By this First Amendment, Landlord and Tenant desire to amend the Lease to (i) correct the name of the "Landlord" entity described therein, and
(ii) otherwise modify the Lease as provided herein.

     C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               A G R E E M E N T:
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     1. DESIGNATION OF LANDLORD AND LANDLORD'S ASSIGNMENT OF LEASE.

          1.1. DESIGNATION OF LANDLORD. Landlord and Tenant acknowledge and agree that it has been the intent of the parties hereto that LBA, Inc. be the original "Landlord" under the Lease. As such, the Lease is hereby amended so that the name of "Landlord" under the Lease is LBA, Inc.

          1.2. LANDLORD'S ASSIGNMENT OF LEASE. LBA, Inc. has heretofore assigned all of its right, title and interest in and to the Lease to LBA Overland, LLC, a California limited liability company. Based on the foregoing (and notwithstanding Section 1.1 above to the contrary), the parties hereto acknowledge and agree that (i) effective as of October 12, 2000, LBA, Inc. is released of all obligations under the Lease and (ii) the Lease is hereby further amended so that the name of "Landlord" under the Lease is LBA Overland, LLC and the execution of this First Amendment shall confirm that LBA Overland, LLC, as Landlord under the Lease, is bound by all of the terms and provisions of the Lease as of the date of the Lease, October 12, 2000.

     2. THE PREMISES. Subject to further remeasurement pursuant to Section
1.2 of the Lease, Landlord and Tenant acknowledge and agree that the Buildings to be located on the real property comprising the Premises shall consist of 158,585 rentable square feet as follows: (i) 60,335 rentable square feet in the Office Building, and (ii) 98,250 rentable square feet in the R&D Building, which R&D Building includes 18,250 rentable square feet of mezzanine area (the "MEZZANINE AREA") to be constructed by Landlord in accordance with the Work Letter attached to the Lease. Landlord and Tenant acknowledge and agree that, subject to Section 1.2 of the Lease, all references in the Lease to rentable square feet of the Buildings and/or rentable square feet of the Office Building and/or rentable square feet of the R&D Building shall mean the square footage amounts set forth above and all terms in the Lease which are based on the

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rentable square feet in the Buildings and/or the Office Building and/or the
R&D Building shall be modified based on such square foot numbers, subject, however, to the remeasurement provisions set forth in Section 1.2 of the Lease, except with respect to the Development Fee (as defined in Section 1.6(d) of the Summary to the Lease) which shall not be charged by Landlord with respect to the rentable square footage of the Mezzanine Area. Except for the Development Fee (which shall not apply to the rentable square footage comprising the Mezzanine Area), the Improvements pertaining to the Mezzanine Area shall be constructed by Landlord in accordance with, and subject to, all of the terms and conditions of the Work Letter.

     3. BROKERS. Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this First Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder's fee by any entity who claims or alleges that they were retained or engaged by the first party or at the request of such party in connection with this First Amendment.

     4. DEFAULTS. Landlord and Tenant hereby represent and warrant to the other that, as of the date of this First Amendment, Landlord and Tenant, as applicable, are in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that neither party knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

     5. AUTHORITY. If either Landlord or Tenant executes this First Amendment as a limited liability company, partnership or corporation, then such party and the persons and/or entities executing this Lease on behalf of such party represents and warrants that: (a) it is a duly organized and validly existing limited liability company, partnership or corporation, as the case may be, and is qualified to do business in the state in which the Premises are located; (b) such persons and/or entities executing this First Amendment are duly authorized to execute and deliver this First Amendment on such party's behalf in accordance with its operating agreement (if Landlord or Tenant is a limited liability company), Landlord's or Tenant's partnership agreement (if Landlord or Tenant is a partnership), or a duly adopted resolution of Landlord's or Tenant's board of directors and its by-laws (if Landlord or Tenant is a corporation); and (c) this First Amendment is binding upon Landlord and Tenant in accordance with its terms.

     6. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT), FOR DAMAGES FOR ANY BREACH UNDER THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT), OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY UNDER THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT).

     7. NO FURTHER MODIFICATION. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall apply during the Extended Term and shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the "Lease" shall refer to the Lease as amended by this First Amendment.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

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     IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

"TENANT"                 OVERLAND DATA, INC.,
                         a California corporation

                         *By:     /s/  Vernon A. LoForti
                                  ----------------------------------------------
                                  Name:  Vernon A. LoForti
                                  Title:  Vice President and Chief Financial
                                          Officer

                         By:      /s/  Scott McClendon
                                  ----------------------------------------------
                                  Name:  Scott McClendon
                                  Title:  President and Chief Executive Officer

"LANDLORD"               LBA OVERLAND, LLC,
                         a California limited liability company

                         By: Spectrum Overland, L.P., a California limited partnership, its Member-Manager

                                  By:      LBA Fund I, Inc., a California
                                           corporation, its General Partner


                                           By:      /s/  Phil A. Belling
                                                    ----------------------------
                                                    Name:  Phil A. Belling
                                                    Title:  Authorized Signatory

--------------------------
*NOTE:

IF TENANT IS A CALIFORNIA CORPORATION, then one of the following alternative requirements must be satisfied:

(A) This Lease must be signed by two (2) officers of such corporation: one being the chairman of the board, the president or a vice president, AND the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer. If one (1) individual is signing in two (2) of the foregoing capacities, that individual must sign twice; once as one officer and again as the other officer.

(B) If there is only one (1) individual signing in two (2) capacities, or if the two (2) signatories do not satisfy the requirements of (A) above, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in the form reasonably acceptable to Landlord authorizing the signatory(ies) to execute this Lease.

IF TENANT IS A CORPORATION INCORPORATED IN A STATE OTHER THAN CALIFORNIA, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in the form reasonably acceptable to Landlord authorizing the signatory(ies) to execute this Lease.

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